                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 1995 95-2 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1995 to June 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of July, 1995.

                                               GREEN TREE FINANCIAL CORP.



                                               BY: /s/Phyllis A. Knight
                                                   -----------------------------
                                                    Phyllis A. Knight
                                                    Assistant Vice President and
                                                     Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%. 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995

                                 CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                                 TRUST ACCOUNT #3334095-0
                                 REMITTANCE DATE:  7/17/95

                                                   Total $        Per $1,000
                                                    Amount         Original
                                                 -----------      -----------
Class A Certificates
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                            $5,622,437.78

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                               0.00

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate
               (6.80%,unless Weighted Average
                Contract Rate is below 6.80%)          6.80%
          b. Class A-1 Interest                   196,169.68      5.02999179
          c. Class A-2 Remittance Rate
               (7.25%,unless Weighted Average
                Contract Rate is below 7.25%)          7.25%
          d. Class A-2 Interest                   338,333.33      6.04166661
          e. Class A-3 Remittance Rate
               (7.45%,unless Weighted Average
                Contract Rate is below 7.45%)          7.45%
          f. Class A-3 Interest                   217,291.67      6.20833343
          g. Class A-4 Remittance Rate
               (7.85%,unless Weighted Average
                Contract Rate is below 7.85%)          7.85%
          h. Class A-4 Interest                   274,750.00      6.54166667
          i. Class A-5 Remittance Rate
               (8.00%,unless Weighted Average
                Contract Rate is below 8.00%)          8.00%
          j. Class A-5 Interest                   320,000.00      6.66666667
          k. Class A-6 Remittance Rate
               (8.30%,unless Weighted Average
                Contract Rate is below 8.30%)          8.30%
          l. Class A-6 Interest                   340,300.00      6.91666667

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                   .00             .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, .00%. 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995
                                    Page 2

                                 CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                                 TRUST ACCOUNT #3334095-0
                                 REMITTANCE DATE:  7/17/95

                                                Total $         Per $1,000
                                                Amount           Original
                                              -----------      -------------
     (4)   Remaining:
           a. Unpaid Class A Interest
              Shortfall                               .00               .00

B.   Principal
     (5)   Formula Principal Distribution
            Amount                           2,550,088.61               N/A
           a. Scheduled Principal              484,599.67               N/A
           b. Principal Prepayments          1,277,710.86               N/A
           c. Liquidated Contracts              43,466.83               N/A
           d. Repurchases                      744,311.25               N/A

     (6)  Pool Scheduled Principal
           Balance                         321,324,702.76      978.88265160
    (6a)  Pool Factor                           .97888265

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance
          date                                        .00

     (8)  Class A Percentage for such Remittance
          Date (Until Class B Cross-Over Date,
          and on each Remittance Date thereafter
          unless each Class B Principal
          Distribution Test is satisfied, equals
          Class A Principal Balance dividend by
          pool Scheduled Principal Balance)        90.87%

     (9)  Class A Percentage for the following
          Remittance Date                          90.80%

    (10)  Class A Principal Distribution:
          a. Class A-1                       2,550,088.61       65.38688744
          b. Class A-2                                .00               .00
          c. Class A-3                                .00               .00
          d. Class A-4                                .00               .00
          e. Class A-5                                .00               .00
          f. Class A-6                                .00               .00

    (11)  Class A-1 Principal Balance       32,068,090.76      822.25873744
   (11a)  Class A-1 Pool Factor                 .82225874

    (12)  Class A-2 Principal Balance       56,000,000.00      1000.0000000
   (12a)  Class A-2 Pool Factor                1.00000000

    (13)  Class A-3 Principal Balance       35,000,000.00      1000.0000000
   (13a)  Class A-3 Pool Factor                1.00000000

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%. 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995
                                    Page 3

                                 CUSIP#'S   393505-FS6,FT4,FU1,FV9,FW7,FX5
                                 TRUST ACCOUNT #3334095-0
                                 REMITTANCE DATE:  7/17/95

                                                 Total $       Per $1,000
                                                 Amount         Original
                                               ----------     ------------

    (14)  Class A-4 Principal Balance       42,000,000.00    1000.0000000
   (14a)  Class A-4 Pool Factor                1.00000000

    (15)  Class A-5 Principal Balance       48,000,000.00    1000.0000000
   (15a)  Class A-5 Pool Factor                1.00000000

    (16)  Class A-6 Principal Balance       49,200,000.00    1000.0000000
   (16a)  Class A-6 Pool Factor                1.00000000

    (17)  Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                        .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

    (18)  31-59 days                         1,631,340.35              59

    (19)  60 days or more                      740,597.67              23

    (20)  Current Month Repossessions          154,125.59               6

    (21)  Repossession Inventory               261,901.90              10

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in May 1999)

    (22)  Average Sixty-Day Delinquency Ratio Test

          (a)  Sixty-Day Delinquency Ratio for current
               Remittance Date                                        .23%

          (b)  Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 3.5%)                           .10%

    (23)  Average Thirty-Day Delinquency Ratio Test

          (a)  Thirty-Day Delinquency Ratio for current
               Remittance Date                                        .51%


          (b)  Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 5.5%)                           .25%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%. 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995
                                    Page 4

                                 CUSIP#'S   393505-FS6,FT4,FU1,FV9,FW7,FX5
                                 TRUST ACCOUNT #3334095-0
                                 REMITTANCE DATE:  7/17/95

    (24)  Cumulative Realized Losses Test

          (a)  Cumulative Realized Losses for the current Remittance
               Date (as a percentage of Cut-off Date Pool Principal
               Balance; may not exceed 5.5% from May 1, 1999 to
               April 30, 2000, 6.5% from May 1, 2000 to
               April 30, 2001, 8.5% from May 1, 2001 to
               April 30, 2002 and 9.5% thereafter)                        .003%

    (25)  Current Realized Losses Test

          (a)  Current Realized Losses for current Remittance
               Date                                                   10,774.43

          (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
               arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
               may not exceed 2.25%)                                       .01%

    (26)  Class B Principal Balance Test

          (a)  Class B Principal Balance (before any distributions
               on current Remittance Date) divided by pool Scheduled
               Principal Balance for prior Remittance date (must
               equal or exceed 13.5%) and the Class B Principal Balance
               as of such Remittance Date is greater than or equal
                to $6,565,132.00                                          9.13%

              GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING COVNTRACT SENIOR/SUBORDINATE 8.65%
          PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS M1 CERTIFICATES
                      MONTHLY REPORT                         CUSIP#'S 393505-FY3
                       June, 1995                       TRUST ACCOUNT #3334095-0
                         Page 5                        REMITTANCE DATE:  7/17/95

                                                      Total $       Per $1,000
                                                       Amount        Original
                                                     ----------    ------------
     CLASS M1 CERTIFICATES
     ---------------------
    (27)  Amount available (including Monthly
          Servicing Fee)                           1,385,504.48

    A.    Interest
    (28)  Aggregate interest
          a.   Class M-1 Remittance Rate (8.65%,
                unless Weighted Average Contract
                Rate is below 8.65%)                      8.65%
          b.   Class M-1 Interest                    212,645.83      7.20833322

    (29)  Amount applied to Class M-1 Interest
          Deficiency Amount                                 .00               0

    (30)  Remaining unpaid Class M-1 Interest
          Deficiency Amount                                 .00               0

    (31)  Amount Applied to:
          a.   Unpaid Class M-1 Interest Shortfall          .00               0

    (32)  Remaining:
          a.   Unpaid Class M-1 Interest Shortfall          .00               0

     B.   Principal
    (33)  Formula Principal Distribution Amount
          a.   Scheduled Principal                          .00             N/A
          b.   Principal Prepayments                        .00             N/A
          c.   Liquidated Contracts                         .00             N/A
          d.   Repurchases                                  .00             N/A

    (34)  Class M-1 Principal Balance             29,500,000.00   1000.00000000
   (34a)  Class M-1 Pool Factor                      1.00000000

    (35)  Class M-1 Percentage after prior
          Remittance Date                                  .00%

    (36)  Class M-1 Percentage for such Remittance
          Date                                             .00%

    (37)  Class M-1 Percentage for the following
          Remittance Date                                  .00%

    (38)  Class M-1 Principal Distribution:
          a.   Class M-1                                   .00       0.00000000
          b.   Unpaid Class M-1 Principal Shortfall
               (if any) following prior Remittance
               Date                                        .00

    (39)  Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance
          Date                                             .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995

                                           CUSIP#'S 393505-FZ0, GA4
                                           REMITTANCE DATE:  7/17/95

                                                     Total $       Per $1,000
                                                     Amount         Original
                                                   ----------     ------------

     Class B1 Certificates
     ------------------------
     (1)  Amount Available less the Class A
          Distribution Amount and Class M-1
          Distribution amount (including Monthly
          Servicing Fee)                         1,172,858.65

     (2)  Class B-1 Remittance Rate (8.60% unless
          Weighted Average Contract Rate is
          below 8.60%)                                  8.60%

     (3)  Aggregate Class B1 Interest               93,883.33     7.16666641

     (4)  Amount applied to Unpaid Class
          B1 Interest Shortfall                           .00            .00

     (5)  Remaining unpaid Class B1
          Interest Shortfall                              .00            .00

     (6)  Amount applied to Class B1 Interest
          Deficiency Amount                               .00

     (7)  Remaining Unpaid Class B-1 Interest
          Deficiency Amount                               .00

     (8)  Unpaid Class B1 Principal Shortfall
          (if any) following prior Remittance Date        .00

     (9)  Class B Percentage for such Remittance Date
          (until Class B Cross-over Date, and on each
          Remittance Date thereafter unless each Class
          B Principal Distribution Test is satisfied,
          equals zero.  Thereafter, if each Class B
          Principal Distribution Test is satisfied,
          equals 100% minus Class A Percentage)           .00

    (9a)  Class B Percentage for the following
          Remittance Date                                 .00

    (10)  Class B1 Principal (Class B Percentage of
          Formula Principal Distribution Amount)          .00

   (11a)  Class B1 Principal Shortfall                    .00

   (11b)  Unpaid Class B1 Principal Shortfall             .00

    (12)  Class B Principal Balance             29,556,612.00

    (13)  Class B1 Principal Balance            13,100,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995
                                    Page 2

                                      CUSIP#'S   393505-FZ0, GA4
                                      TRUST ACCOUNT #3334095-0
                                      REMITTANCE DATE:  7/17/95

                                                     Total $        Per $1,000
                                                     Amount           Original
                                                   -----------     -------------
     Class B2 and C Certificates
     ---------------------------
    (12)  Remaining Amount Available             1,078,975.32

    (13)  Class B-2 Remittance Rate (8.80%
          unless Weighted Average Contract
          Rate is less than 8.80%)                      8.80%

     14)  Aggregate Class B2 Interest              120,681.82      7.33333325

    (15)  Amount applied to Unpaid Class
          B2 Interest Shortfall                           .00             .00

    (16)  Remaining Unpaid Class B2
          Interest Shortfall                              .00             .00

    (17)  Unpaid Class B2 Principal Shortfall
          (if any) following prior Remittance Date        .00

    (18)  Class B2 Principal Liquidation Loss Amount      .00

    (19)  Class B2 Principal (zero until Class B1
          paid down; thereafter, Class B Percentage
          of Formula Principal Distribution Amount)       .00

    (20)  Guarantee Payment                               .00

    (21)  Class B2 Principal Balance            16,456,612.00

    (22)  Monthly Servicing Fee (Deducted from
          Certificate Account balance to arrive
          at Amount Available if the Company is
          not the Servicer; deducted from funds
          remaining after payment of Class A
          Distribution Amount, Class M-1 Distribution
          Amount and Class B2 Distribution Amount;
          if the Company is the Servicer)          134,947.83

    (23)  3% Guarantee Fee                         809,686.98

    (24)  Class C Residual Payment                  13,658.69

    (25)  Class M-1 Interest Deficiency on such
          Remittance Date                                 .00

    (26)  Class B-1 Interest Deficiency on such
          Remittance Date                                 .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  June, 1995
                                    Page 3

                                         CUSIP#'S   393505-FZ0, GA4
                                         TRUST ACCOUNT #3334095-0
                                         REMITTANCE DATE:  7/17/95

                                                     Total $       Per $1,000
                                                     Amount         Original
                                                  -----------     ------------
    (27)  Repossessed Contracts                   154,125.59

    (28)  Repossessed Contracts Remaining
          in Inventory                            261,901.90

    (29)  Weighted Average Contract Rate            12.04327

                                     GTFC
                                    1995-2
                                  June, 1995
                              Defaulted Contracts

                                                         Estimated
                                          Repurchase      Loss at
Account#      Principal      Interest       Amount       Sale Date
- --------      ---------      --------     ----------     ---------

28319600      12,892.99        87.02       12,980.01           .00
29313152      23,823.31       160.80       23,984.11      9,941.28
44300037       6,750.53        45.56        6,796.09        833.15
             ----------      -------      ----------    ----------

TOTALS       $43,466.83      $293.38      $43,760.21    $10,774.43
             ==========      =======      ==========    ==========

                                     GTFC
                                    1995-2
                                  June, 1995
                         Contracts Repurchased Due to
                    Breach of Representation and Warranties



                                                      Repurchase
Account#            Principal         Interest          Amount
- --------            ---------         --------        ----------

21416776            66,204.78          446.88          66,651.66
24409899            55,966.44          377.77          56,344.21
24409963            58,009.00          391.56          58,400.56
29413106            53,836.66          363.40          54,200.06
45402010            98,535.01          665.11          99,200.12
52408811            55,131.02          372.13          55,503.15
53414921            56,265.11          379.79          56,644.90
57413902            70,332.67          474.75          70,807.42
57414027            52,405.19          353.74          52,758.93
57414071           101,670.16          686.27         102,356.43
96417621            75,955.21          512.70          76,467.91
                  -----------        --------        -----------

TOTALS            $744,311.25        $5024.10        $749,335.35
                  ===========        ========        ===========